VIRTUS VARIABLE INSURANCE TRUST PROSPECTUS
Virtus Equity Trend Series

The Prospectus describes the Virtus Equity Trend Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a "variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.
April 30, 2015, as supplemented May 14, 2015

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call
800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.
Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Equity Trend Series

Virtus Equity Trend Series
Fund Summary
Investment Objective
The Series has an investment objective of long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Equity Trend Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	Class A	Class I
Shareholder Fees	None	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)	Class A	Class I
Management Fees(1)	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Recapture of Previously Waived Expenses	0.05%	0.05%
Total Annual Series Operating Expenses(3)	1.62%	1.37%

(1)
  Restated to reflect current management fee.
(2)
  Restated to estimate expenses expected to be incurred based on changes to principal investment strategies.
(3)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the series and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$165	$501	$860	$1,872
Class I	$139	$423	$728	$1,595

Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 473% of the average value of its portfolio.
Principal Investment Strategies
The Series utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sub-sector are based on quantitative models.
The Series has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector of the equity market. The Series will allocate to those sub-sectors that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher
Virtus Equity Trend Series1

level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of Series assets.
The adviser is responsible for final model specification, portfolio construction, model monitoring, and governance. The subadviser, Euclid Advisors, LLC monitors the Series’ allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying sub-sectors, while taking into account any other factors the subadviser may deem relevant, such as cash flow and/or timing considerations.
Principal Risks
The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by variable contract owners may impact the management of the Series and its ability to achieve its investment objective(s). The redemption by one or more large variable contract owners or groups of variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series including by accelerating the realization of capital gains and increasing the Series’ transaction costs. The principal risks of investing in the Series are:
>
  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
>
  Market Volatility Risk.  The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
>
  Portfolio Turnover Risk.  The risk that the Series’ principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.
>
  Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Series to achieve positive returns or outperform.
>
  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly.
>
  U.S. Government Securities Risk.  The risk that U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows the Series’ performance over the life of the Series. The table shows how the Series’ average annual returns compare to those of a broad-based market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.
Calendar Year Annual Total Return for Class A Shares

Best Quarter:	1Q/2013:	10.37%	Worst Quarter:	4Q/2014:	-2.61%	Year to date (3/31/15):	-3.90%

2Virtus Equity Trend Series

Average Annual Total Returns (for the periods ended 12/31/14)	1 Year	Since Inception Class A (02/14/11)	Since Inception Class I (04/30/13)
Class A	2.23%	8.88%	—
Class I	2.39%	—	10.06%
S&P 500® Index (does not reflect fees or expenses)	13.69%	14.29%	18.88%

Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.
Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser and Subadviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is the subadviser to the Series.
Portfolio Managers
>
  Warun Kumar,  Senior Managing Director and Portfolio Manager at VIA, is a manager of the Series. Mr. Kumar has served as a Portfolio Manager of the Series since May 2015.
>
  Amy Robinson,  Managing Director at Euclid. Ms. Robinson has served as a Portfolio Manager of the Series since inception in February 2011.
Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.
Virtus Equity Trend Series3

More About Principal Investment Strategies
The Series utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sub-sector are based on quantitative models.
The Series has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector of the equity market. The Series will allocate to those sub-sectors that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of Series assets.
The adviser is responsible for final model specification, portfolio construction, model monitoring, and governance. The subadviser, Euclid Advisors, LLC monitors the Series’ allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying sub-sectors, while taking into account any other factors the subadviser may deem relevant, such as cash flow and/or timing considerations.
The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.
Please see “More About Principal Risks” for information about the risks of investing in the Series.
More About Principal Risks
The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.
Equity Securities Risk
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.
•
  Large Market Capitalization Companies Risk. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
Market Volatility Risk
The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has exposed the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the US Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series itself is regulated, which could limit or preclude the Series’ ability to achieve its investment objective.
Portfolio Turnover Risk
The Series’ investment strategy may result in a consistently high portfolio turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Series’ performance.
4Virtus Equity Trend Series

Quantitative Model Risk
The Series relies heavily on quantitative models, which are constructed using information and data supplied by third party vendors. When a model proves to be incorrect or incomplete, any decisions made in reliance thereon expose the Series to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics such as derivative securities, or may perform differently from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.
Use of a model does not guarantee any particular results. The rebalancing techniques used by the Series’ subadviser may result in a higher portfolio turnover rate and related expenses compared to traditional “buy and hold” or index fund strategies. A higher portfolio turnover rate increases the likelihood of higher gains or losses for investors. In addition, others may attempt to utilize public information related to the Series’ investment strategy in a way that may affect performance.
Sector Focused Investing Risk
The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the industries or markets sectors in which the Series has invested are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.
Short-Term Investments Risk
The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit, bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
U.S. Government Securities Risk
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Management of the Series
The Adviser
VIA has served as the investment adviser to the Series since its inception in February 2011. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of December 31, 2014, VIA had approximately $38 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.
Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Euclid to serve as subadviser. VIA is responsible for final model specification, portfolio construction, model monitoring and governance, while Euclid monitors the Series’ allocations and is responsible for rebalancing assets to maintain target allocations.
Virtus Equity Trend Series5

The Series pays VIA an investment management agreement that is accrued daily against the value of the Series net assets at the annual rate of 1.00%.
The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding front-end or contingent deferred sales charges, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.70% of the Series’ Class A Shares and 1.45% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2016. After April 30, 2016, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.
VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.
The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an exiting subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.
The Subadviser
Euclid, an affiliate of VIA, has served as subadviser to the Series since September 2011. Euclid has offices at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036. As of December 31, 2014, Euclid had approximately $10.9 billion in assets under management. As subadviser to the Series, Euclid monitors the Series’ allocations and is responsible for rebalancing assets to maintain target allocations.
From its investment advisory fee, VIA, not the Series, pays Euclid for its subadvisory services at the rate of 20% of the net advisory fee.
Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements
The Trust’s annual report to shareholders for the year ended December 31, 2014 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.
Portfolio Management
>
  Warun Kumar.  Mr. Kumar is Senior Managing Director and Portfolio Manager at VIA (since April 2015). He is also Senior Managing Director and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.
>
  Amy Robinson.  Ms. Robinson is Managing Director of Euclid (since September 2011) and leads Euclid’s equity trading function. She also served in the role for VIA from 1992 to 2011. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Co-Portfolio Manager of the Series, she is responsible for monitoring the
6Virtus Equity Trend Series

Series’ assets and rebalancing assets to maintain target allocations. Ms. Robinson has 35 years of investment experience and is a former president of the Security Traders Association of Connecticut.
The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.
Risks Associated with Other Investment Strategies and Series Operations
Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies. Further descriptions of these investment strategies and practices can be found in the SAI.
The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Series have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or their service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invest, which may cause the Series’ investments in such issuers to lose value.
Operational Risk
An investment in a Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Series. While the Series seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Series.
Securities Lending
The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.
Distribution Plan (Class A Shares only)
The Trust, on behalf of each series of the Trust, including with respect to the Class A Shares of the Equity Trend Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”).
Virtus Equity Trend Series7

Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.
Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
More About the Trust and the Series
Organization of the Trust
The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of nine series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.
Shares of Beneficial Interest
Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.
Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.
The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.
Taxes
The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.
Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.
Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the
8Virtus Equity Trend Series

shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.
Disruptive Trading and Market Timing
As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:
•
  dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;
•
  an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and
•
  increased brokerage and administrative expenses.
Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.
In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.
The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.
Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.
Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.
Investing in the Series
Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the
Virtus Equity Trend Series9

allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.
The Series offers Class A Shares and Class I Shares. Both share classes may not be available for purchase through your variable contract. See your variable contract prospectus for a description of the available share class(es).
Sales Charge and Surrender Charges
The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.
Determination of Net Asset Value
The net asset value (“NAV”) per share of the Series is determined as of the close of regular trading of the New York Stock Exchange (“NYSE”) on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ NAV may be significantly affected on days when an investor has no access to the Series. The NAV per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.
Assets: The Series’ assets consist primarily of shares of exchange-traded funds (“ETFs”), which are valued at current market prices. Equity securities held directly by the Series and ETFs are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities (other than short-term investments) held directly by the Series are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective NAVs. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV.
A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the NAV of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Board or its delegates.
Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series of the Trust in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.
Fair Valuation
If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day
10Virtus Equity Trend Series

on which a Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by a Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker- dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Series calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.
Virtus Equity Trend Series11

Financial Highlights
The financial highlights table provided below is intended to help you understand the Series’ financial performance for the period of the Series’ operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.
Virtus Equity Trend Series—Class A Shares

	1/1/14 to 12/31/14	1/1/13 to 12/31/13	1/1/12 to 12/31/12	2/14/11(4) to 12/31/11
Net Asset Value, Beginning of Period	$13.30	10.41	9.49	10.00
Net Investment Income (Loss)(1)	0.04	0.06	0.15	0.08
Net Realized and Unrealized Gain (Loss)	0.27	2.92	0.86	(0.52)
Total from Investment Operations	0.31	2.98	1.01	0.44
Dividends from Net Investment Income	(0.05)	(0.05)	(0.09)	(0.07)
Distributions from Net Realized Gains	(1.01)	(0.04)	—	—
Total Distributions	(1.06)	(0.09)	(0.09)	(0.07)
Change in Net Asset Value	(0.75)	2.89	0.92	(0.51)
Net Asset Value, End of Period	$12.55	13.30	10.41	9.49
Total Return(2)	2.23%	28.71	10.69	(4.47	(6)
Net Assets, End of Period (in thousands)	$36,680	18,710	4,958	1,250
Ratio of Net Operating Expenses to Average Net Assets(3)	1.70%	1.70	1.70	1.70	(5)
Ratio of Gross Operating Expenses to Average Net Assets (before waivers and reimbursements)(3)	1.65%	1.79	2.07	7.31	(5)
Ratio of Net Investment Income to Average Net Assets	0.32%	0.52	1.50	0.98	(5)
Portfolio Turnover Rate	473%	108	272	249	(6)

Virtus Equity Trend Series—Class I Shares

	1/1/14 to 12/31/14	4/30/13(4) to 12/31/13
Net Asset Value, Beginning of Period	$13.30	11.69
Net Investment Income (Loss)(1)	0.05	0.07
Net Realized and Unrealized Gain (Loss)	0.29	1.66
Total from Investment Operations	0.34	1.73
Dividends from Net Investment Income	(0.06)	(0.08)
Distributions from Net Realized Gains	(1.01)	(0.04)
Total Distributions	(1.07)	(0.12)
Change in Net Asset Value	(0.73)	1.61
Net Asset Value, End of Period	$12.57	13.30

12Virtus Equity Trend Series

	1/1/14 to 12/31/14	4/30/13(4) to 12/31/13
Total Return(2)	2.39%	14.64
Net Assets, End of Period (in thousands)	$277	140
Ratio of Net Operating Expenses to Average Net Assets(3)	1.45%	1.45
Ratio of Gross Operating Expenses to Average Net Assets (before waivers and reimbursements)(3)	1.41%	1.50
Ratio of Net Investment Income to Average Net Assets	0.40%	0.89
Portfolio Turnover Rate	473%	108

Footnote Legend:
(1)
  Computed using average shares outstanding.
(2)
  The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)
  The Series will also indirectly bear their prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)
  Inception Date
(5)
  Annualized
(6)
  Not Annualized
Virtus Equity Trend Series13

100 Pearl Street
Hartford, CT 06103
ADDITIONAL INFORMATION
You can find more information about the Series in the following documents:
Annual and Semiannual Reports
Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies at virtus.com/our-products/vit, or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.
Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Customer Service: 800-367-5877

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642	4-15
8510